Consolidated Statements of Operations and Comprehensive Loss (Unaudited) - USD ($) shares in Thousands, $ in Thousands	3 Months Ended		12 Months Ended
	Mar. 31, 2025	Mar. 31, 2024	Dec. 31, 2024	Dec. 31, 2023
OPERATING EXPENSES
General and administrative	$ 995	$ 1,082	$ 4,115	$ 4,234
Research and development	1,384	1,507	5,993	5,696
Total Operating Expenses	2,379	2,589	10,108	9,930
Loss from Operations	(2,379)	(2,589)	(10,108)	(9,930)
OTHER INCOME
Net change in fair value of trading marketable securities	0	106	282	641
Interest income	7	0
Total other income	7	106	282	641
Provision for income taxes	0	0	0	0
NET LOSS	(2,372)	(2,483)	(9,826)	(9,289)
OTHER COMPREHENSIVE LOSS
Foreign currency translation adjustments	(25)	0	1	51
Total Other Comprehensive Loss	(25)	0	1	51
TOTAL COMPREHENSIVE LOSS	$ (2,397)	$ (2,483)	$ (9,825)	$ (9,238)
Basic and Diluted Loss per Common Share	$ (4.34)	$ (4.66)	$ (18.30)	$ (18.80)
Basic and Diluted Weighted Average Common Shares Outstanding		533	537	494